UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4321

JPMorgan Value Opportunities Fund, Inc.
(Exact name of registrant as specified in charter) 1101 Vermont Avenue, NW
Washington, DC 20005 (Address of principal executive offices)

Jennifer L. Butler
Secretary
Washington Management Corporation
1101 Vermont Avenue, NW
Washington, DC 20005 (Name and address of agent for service)

Registrant’s telephone number, including area code: (202) 842-5665

Date of fiscal year end: June 30, 2008

Date of reporting period: June 30, 2008

Item 1 – Annual Report for the Period Ended June 30, 2008

ANNUAL REPORT JUNE 30, 2008

JPMorgan Funds

Value Opportunities Fund

JPMorgan Asset Management

ANNUAL REPORT JUNE 30, 2008
JPMorgan Funds Value Opportunities Fund

CONTENTS

President’s Letter.....................................................................................................	1
Investment Adviser’s Report.................................................................................................	3
Schedule of Portfolio Investments....................................................................................	7
Financial Statements..................................................................................................	9
Financial Highlights...................................................................................................	14
Notes to Financial Statements........................................................................................	16
Report of Independent Registered Public Accounting Firm..........................................................	20
Schedule of Shareholder Expenses...................................................................................	21
Board Approval of Investment Advisory Agreement.................................................................	22
Tax Letter.............................................................................................................	23
Directors...............................................................................................................	24

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Please note that current performance may be higher or lower than the performance data shown in this report. Certain Fund fees are currently being waived. Removal of the waivers would reduce returns. Investors should carefully read the Fund prospectus, which includes information on the Fund’s investment objective and risks as well as charges and expenses along with other information. Investors should review the information in the prospectus carefully before investing. For up to date month-end performance information, or to receive a Fund prospectus, please call 1-800-480-4111. Please read carefully before investing or sending money.

JPMorgan Value Opportunities Fund

PRESIDENT’S LETTER
AUGUST 7, 2008 (Unaudited)

Dear Fellow Shareholders:

For the fiscal year ended June 30, 2008, the JPMorgan Value Opportunities Fund (Class A shares) declined in value 23.8%, with all distributions reinvested. For the same period, the Standard & Poor’s 500 Composite Index was down 13.1%, and the Russell 1000 Value Index was down 18.8%.

2008 has been a very difficult period for the stock market. The Dow Jones Industrial Average, for example, fell 19.9% from its high in October 2007 through June 30, 2008. Indeed, poor stock performance during 2008 was not limited to large capitalization or U.S. stocks. With few exceptions, stock markets fell in nearly all regions of the world. Only in commodity-rich countries like Canada, Brazil and Russia, did stock markets gain in value.

Mortgage and housing related problems, as well as credit turmoil in the financial sector and higher oil prices have hurt both the U.S. economy and the stock market. The steep market decline in June was particularly disappointing because in April and May the stock market recovered somewhat as the Federal Reserve Board (Fed) took steps to combat frozen credit markets and to stimulate economic growth. April and May’s optimism, that the worst might be behind us, was over-whelmed by rising oil prices and continuing pessimism about the state of the national economy.

The slow down in the housing sector, sub-prime mortgage defaults and credit tightening generally have contributed to a decline in economic growth rates. The economy, as measured in gross domestic product (GDP), had been growing at around 3% annually. But GDP turned negative in the fourth quarter of 2007, down 0.2% on an annual basis, then grew at a 1% rate in the first quarter of this year. GDP for the second quarter is estimated to be up 1.9% on an annual basis, helped by the federal government’s stimulus program of sending over $80 billion in checks to qualifying individuals. The low dollar has stimulated both growth in exports and slower import growth, also helping GDP growth. However, the low dollar is also contributing to energy inflation. The Fed, concerned primarily with the slowing economy, began reducing the federal funds target rate in August 2007, gradually reducing the rate from 5.25% to 2.00%. More recent inflationary concerns caused the Fed to hold the federal funds rate at 2% at its June and August meetings, notwithstanding on-going worries that the economy or segments of the economy are slipping into a recession. Although the economy struggles with falling home values in some metropolitan areas, large mortgage losses for financial institutions, far higher oil and commodity prices and declining consumer confidence, the economy has still been able to avoid a technical recession.

The stock market and particular industry sectors have performed considerably worse than the national economy. As many major banks and investment banks have suffered very large losses on their holdings of mortgage-backed securities, the financial sector has experienced a drop in value of as much as 50% during the past year. The insurance, media, consumer discretionary and technology sectors were also badly hit. Only energy, utility and certain other commodity-oriented sectors showed positive returns.

The Fund’s results were generally consistent with these market patterns. Our finance, capital markets, insurance, media and consumer discretionary holdings generally performed poorly. In contrast, the Fund’s energy and transportation holdings performed well. Blue chip financial stocks, such as Bank America, Citigroup, Freddie Mac and Wachovia fell in value significantly. Oil company stocks (Chevron, ConocoPhillips, Exxon Mobil and Occidental Petroleum) experienced positive returns. The Investment Adviser’s Report (page 3) provides more information about the Fund’s investment results during the past year.

Volatility and risk are, of course, inherent to common stock investing, and the past year has certainly been a reversal of the year before when the Fund experienced returns of over 23%. We do believe the Fed has been both responsible and creative in responding to the difficulties faced by many financial companies as a result of mortgage related losses and the credit crisis. As noted above, the Fed has lowered interest rates to help avoid or soften a recession, and the federal government’s stimulus package has also helped maintain consumer spending which represents the largest part of GDP.

We do anticipate that the housing market will stabilize as buyers begin to respond to falling home prices. If the economy can avoid significant job losses and a fall off in consumer spending, we may be able to maintain a low growth economy while the financial system repairs itself from the damage done by the mortgage market excesses. This will take some time, however. We do hope that a more positive economic outlook can bolster investor sentiment and help to return some needed optimism about U.S. companies and their long-term value as investments.

We welcome our newest shareholders. If you have questions or comments about your Fund, please do not hesitate to contact us. As always, we look forward to reporting to you again in six months.

Sincerely,

Jeffrey L. Steele

President

CUMULATIVE TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2008:(a)
	1 YEAR	3 YEARS	5 YEARS	SINCE INCEPTION 12/31/2001(b)
JPMorgan Value Opportunities Fund Class A	–23.8%	2.2%	40.2%	38.5%
Russell 1000 Value Index(c)	–18.8	11.0	53.3	44.5
Standard & Poor’s 500 Composite Index(d)	–13.1	13.8	44.1	25.5

(a)Results shown are at net asset value with dividends and capital gain distributions reinvested.
(b)Date Fund began operations as JPMorgan Value Opportunities Fund.
(c)The Russell 1000 Value Index measures the performance of large cap value stocks. An individual cannot invest directly in an index.
(d)The Standard & Poor’s 500 Composite Index is an unmanaged broad-based index that is used as representation of the U.S. stock market. It includes 500 widely held common stocks. An individual cannot invest directly in an index.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.

INVESTMENT ADVISER’S REPORT
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS
Fund Inception...................	December 31, 2001
Fund Year End....................	June 30
Net Assets as of 6/30/08
(in thousands)....................	$751,527
Primary Benchmark...............	Russell 1000 Value Index

Q:HOW DID THE FUND PERFORM?

A:The Value Opportunities Fund, which seeks to provide long-term capital appreciation*,  had a total return of -23.8%** (Class A shares) for the trailing 12 months ended June 30, 2008; underperforming the -18.8% return of the Russell 1000 Value Index, the Fund’s benchmark.

Q:WHY DID THE FUND PERFORM THIS WAY?

A:The normalized earnings valuation work of our 22 sector- specific analysts is a key part of our investment process, and the last year has been an especially difficult environment for most value measures. The returns from the cheapest stocks in our research-driven rankings were often negative, and some expensive-looking names continued to perform very well. These trends were especially acute in the financials sector, where the recent results of our quintile rankings are as bad as we saw during the late stages of the 1990-91 banking crisis. Admittedly, we were at times surprised by the extent of the losses in the group, and severely reduced our long-term earnings forecasts for many regional banks and investment banks during the past three months. Analyzing financial companies is always a difficult exercise because the combination of high leverage and a lack of transparency can often produce large surprises. Right now the surprises are virtually all in the same negative direction, as the impact of falling asset prices, weaker capital markets, deleveraging and rising mortgage and consumer loan losses continue to take their toll on the financial sector.

Unlike the last great momentum market, for technology stocks in 1999-2000, this one is driven by strong profitability rather than extreme valuations, and that makes it harder to take the contrarian view. Recently, momentum returns from the last year rank among the third best on record, while returns based on valuation have been the second worst on record. Equity spreads between valuation and momentum are seemingly at their widest, and we believe that a snapback to mean reversion is extremely likely although the timing is unknowable. Our portfolio is properly positioned to take advantage of a possible narrowing of momentum/valuation spreads as we are heavy in names with extremely attractive valuation, which have been unfairly punished by negative sentiment surrounding the market.

Financials have been at the center of the recent market downturn due to sub-prime exposure in insurance company investment portfolios, financial guarantors attempting to avoid ratings downgrades by raising additional capital, and uncertainty about the effectiveness of government-sponsored entities. At the beginning of the period, the financials sector made up approximately 34% of the Russell 1000 Value Index, which is a large part of the Fund’s stock universe. A top detractor to performance relative to the Fund’s benchmark was MGIC Investment Corp. MGIC shares began to fall when the company announced its subsidiary, C-Bass, was caught in the liquidity crunch brought on by the sub-prime crisis, which resulted in a complete write-off of MGIC’s investment in the entity. Furthermore, the company continues to face deteriorating credit trends due to housing price declines and higher delinquencies in California and Florida. Though ongoing industry pressures have impacted MGIC’s stock, the company trades at a large discount to book value which we feel is unwarranted given the recent capital infusion and the strength of its balance sheet in the face of higher potential levels of defaults and paid claims.

One of the largest negative impacts on relative performance came from Freddie Mac, the government-sponsored enterprise providing support to the U.S. residential mortgage market. Shares declined due to significant credit and mark to market losses stemming from its guarantee and hedging portfolios. Additionally, higher credit costs from an increase in loan delinquencies and continued headwinds in the housing market impacted Freddie’s mortgage portfolio. However, we continue to believe that Freddie stands to eventually benefit from the recent credit downturn as it is positioned to expand its market share. Additionally, the company is beginning to realize strong revenue growth due to net interest margin expansion on new purchases and price increases on guarantee fees, with additional increases on the horizon.

For the trailing 12 months through June 30, 2008, a positive contributor to portfolio performance relative to the Fund’s benchmark was global technology company Corning. Shares rose on strong demand for LCD panels and continued margin expansion due to improved manufacturing and favorable currency exchange rates. Additionally, the company looks to return value to shareholders in a recent reinstatement of its quarterly dividend and new share buyback program. We believe the name remains attractive due to the continued demand growth for flat panel televisions as well as the company’s increasing level of profitability in its LCD business.

A position in railroad operator Norfolk Southern aided performance on strong earnings due to an increase in profits despite higher fuel costs driven by an improvement in core pricing as well as operating margin expansion. Though the industry has been facing market headwinds, Norfolk continues to become more competitive than other forms of service transportation including trucks by improving operational efficiency and investing in new tracks. We continue to maintain our overweight in the stock as we have confidence in management’s ability to control costs and gain market share. Railroad companies have benefited from both domestic and global expansion and the resulting flow of goods. We believe the sector is experiencing a secular rebirth after decades of under-investment and low returns on capital.

Q:HOW WAS THE FUND MANAGED?

A:Our investment strategy utilizes active stock selection with a systematic valuation process. Sector bets are relatively constrained; however, within broad sectors we have established positions in companies that reflect broader themes. Our approach is to maintain a diversified portfolio of 70–110 U.S. large-cap equities. We seek to earn an annualized excess return above the Russell 1000 Value Index over a full market cycle (i.e., three to five years) before fees.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Exxon Mobil Corp.............................	6.2%
2.	Verizon Communications, Inc.................	4.9
3.	Chevron Corp................................	3.2
4.	Bank of America Corp.........................	2.8
5.	Genworth Financial, Inc., Class A.............	2.7
6.	Safeway, Inc.................................	2.7
7.	Merck & Co., Inc..............................	2.4
8.	Procter & Gamble Co..........................	2.4
9.	General Electric Co...........................	2.3
10.	ConocoPhillips...............................	2.3

PORTFOLIO COMPOSITION BY SECTOR*
Financials...........................................	23.2%
Energy...............................................	17.5
Health Care.........................................	11.1
Industrials...........................................	8.9
Consumer Staples....................................	8.4
Consumer Discretionary..............................	7.9
Utilities..............................................	6.0
Information Technology..............................	5.2
Telecommunication Services.........................	4.9
Materials.............................................	3.7
Short-Term Investment .............................	3.2

*Percentages indicated are based upon total investments as of June 30, 2008. The Fund’s composition and holdings are subject to change.
*The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The performance of Class A Shares including a sales charge was –27.8%.

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR*	SINCE INCEPTION*
CLASS A SHARES	12/31/01
Without Sales Charge		–23.8%	7.0%	5.1%
With 5.25% Sales Charge		–27.8	5.8	4.3
CLASS B SHARES	12/31/01
Without CDSC		–24.1	6.3	4.4
With CDSC**		–29.1	6.1	4.5
CLASS C SHARES	2/19/05
Without CDSC		–24.1	6.3	4.5
With CDSC***		–25.1	6.3	4.5
INSTITUTIONAL CLASS SHARES	12/31/04	–23.5	7.3	5.4

*Performance for Class C and Institutional Class shares for periods prior to their inception is based on the performance of Class A shares adjusted to reflect the differences in expenses and sales charges between classes.
**Assumes 5% CDSC (contingent deferred sales charge) for the one-year period and 3% CDSC thereafter.
***Assumes 1% CDSC for the one-year period and 0% CDSC thereafter.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AVERAGE ANNUAL TOTAL RETURNS BASED ON A $1,000 INVESTMENT (FOR PERIODS ENDED JUNE 30, 2008)
	INCEPTION DATE	1 YEAR	5 YEARS	SINCE INCEPTION
CLASS A SHARES with 5.25% sales charge	12/31/01	–27.8%	5.8%	4.3%

LIFE OF FUND PERFORMANCE (12/31/01 to 06/30/08)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.

The performance of the Russell 1000 Value Index and the Standard & Poor’s 500 Composite Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

The Fund commenced operations as the JPMorgan Value Opportunities Fund on 12/31/01. The Fund previously operated as The Growth Fund of Washington.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Value Opportunities Fund, Russell 1000 Value Index, Standard & Poor’s 500 Composite Index and Lipper Large-Cap Value Funds Index from December 31, 2001 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Standard & Poor’s 500 Composite Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A shares have a $1,000 minimum initial investment and carry a 5.25% sales charge. Prior to November 15, 2004, the maximum sales charge was 5.75%.

Certain fees payable by the Fund are currently being waived as described in the prospectus. Had the expenses not been waived, returns would have been lower. Performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Below are plot points for the data provide in the chart above.

	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05	6/30/2006	6/30/2007	6/30/2008
JPM VOF	9475	8285	10989	12872	13343	13966	17210	13118
RUSS 1000	10000	8448	10985	12796	13697	14593	17789	14449
LLCVI	10000	8032	10281	11515	12235	12781	15524	12958
S&P 500	10000	7790	10024	11114	11658	11974	14439	12545

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.2%
	Common Stocks — 97.2%
	Aerospace & Defense — 2.2%
65	Boeing Co.	4,272
252	Spirit Aerosystems Holdings, Inc., Class A (a)	4,830
118	United Technologies Corp.	7,255
		16,357
	Auto Components — 0.9%
159	Johnson Controls, Inc.	4,549
104	TRW Automotive Holdings Corp. (a)	1,917
		6,466
	Beverages — 0.6%
81	Coca-Cola Co. (The)	4,210

	Capital Markets — 4.6%
41	Goldman Sachs Group, Inc. (The)	7,223
162	Lehman Brothers Holdings, Inc.	3,201
115	Merrill Lynch & Co., Inc.	3,637
234	Morgan Stanley	8,426
658	TD AMERITRADE Holding Corp. (a)	11,899
		34,386
	Chemicals — 1.6%
263	Rohm & Haas Co.	12,200

	Commercial Banks — 2.1%
173	Keycorp	1,896
250	Wachovia Corp.	3,889
285	Wells Fargo & Co.	6,762
95	Zions Bancorp	2,982
		15,529
	Communications Equipment — 1.8%
369	Cisco Systems, Inc. (a)	8,585
224	Corning, Inc.	5,168
		13,753
	Consumer Finance — 0.7%
131	Capital One Financial Corp.	4,979

	Containers & Packaging — 0.6%
124	Pactiv Corp. (a)	2,630
111	Sealed Air Corp.	2,101
		4,731
	Diversified Consumer Services — 0.5%
47	ITT Educational Services, Inc. (a)	3,867

	Diversified Financial Services — 5.2%
877	Bank of America Corp.	20,934
252	CIT Group, Inc.	1,713
959	Citigroup, Inc.	16,071
		38,718
	Diversified Telecommunication Services — 4.9%
1,040	Verizon Communications, Inc.	36,805

	Electric Utilities — 4.2%
215	American Electric Power Co., Inc. (c)	8,666
203	Edison International	10,420
47	Exelon Corp.	4,210
37	FirstEnergy Corp.	3,038
436	Sierra Pacific Resources	5,535
		31,869
	Electronic Equipment & Instruments — 1.2%
210	Avnet, Inc. (a)	5,734
98	Tyco Electronics Ltd., (Bermuda)	3,508
		9,242
	Energy Equipment & Services — 1.9%
21	Baker Hughes, Inc.	1,852
136	Halliburton Co.	7,212
50	Schlumberger Ltd.	5,339
		14,403
	Food & Staples Retailing — 3.3%
78	CVS/Caremark Corp.	3,090
703	Safeway, Inc.	20,070
82	SYSCO Corp.	2,259
		25,419
	Food Products — 2.1%
109	General Mills, Inc.	6,600
82	Kellogg Co.	3,923
180	Kraft Foods, Inc., Class A	5,107
		15,630
	Health Care Providers & Services — 2.8%
110	Aetna, Inc. (c)	4,442
72	Cardinal Health, Inc.	3,734
66	McKesson Corp.	3,707
198	WellPoint, Inc. (a)	9,442
		21,325
	Hotels, Restaurants & Leisure — 0.8%
100	International Game Technology	2,493
164	Royal Caribbean Cruises Ltd.	3,681
		6,174
	Household Products — 2.4%
299	Procter & Gamble Co.	18,207

	Industrial Conglomerates — 2.7%
645	General Electric Co.	17,217
72	Tyco International Ltd., (Bermuda)	2,876
		20,093
	Insurance — 5.7%
107	Allstate Corp. (The) (c)	4,855
112	American International Group, Inc.	2,974
34	Assurant, Inc.	2,249
1,132	Genworth Financial, Inc., Class A	20,163
Long-Term Investments — Continued

	Insurance — Continued
42	Hartford Financial Services Group, Inc.	2,712
43	Prudential Financial, Inc.	2,557
39	RenaissanceRe Holdings Ltd., (Bermuda)	1,729
128	Travelers Cos., Inc. (The)	5,547
		42,786
	Machinery — 1.9%
75	Dover Corp.	3,628
49	Joy Global, Inc.	3,701
220	Kennametal, Inc.	7,164
		14,493
	Media — 5.1%
683	News Corp., Class A	10,274
326	Time Warner Cable, Inc., Class A (a)	8,638
665	Time Warner, Inc.	9,843
314	Walt Disney Co. (The)	9,803
		38,558
	Metals & Mining — 0.6%
23	United States Steel Corp.	4,324

	Multi-Utilities — 1.8%
523	CMS Energy Corp.	7,794
284	Xcel Energy, Inc.	5,700
		13,494
	Oil, Gas & Consumable Fuels — 15.6%
63	Anadarko Petroleum Corp.	4,722
242	Chevron Corp.	23,989
182	ConocoPhillips	17,132
38	Devon Energy Corp.	4,614
532	Exxon Mobil Corp.	46,868
244	Marathon Oil Corp.	12,636
108	XTO Energy, Inc.	7,411
		117,372
	Paper & Forest Products — 0.9%
1,207	Domtar Corp., (Canada) (a)	6,577

	Pharmaceuticals — 8.4%
256	Abbott Laboratories (c)	13,560
359	Bristol-Myers Squibb Co.	7,372
486	Merck & Co., Inc.	18,306
578	Pfizer, Inc.	10,094
684	Schering-Plough Corp.	13,472
		62,804

	Real Estate Investment Trusts (REITs) — 1.6%
31	Alexandria Real Estate Equities, Inc. (c)	2,979
123	Apartment Investment & Management Co., Class A	4,183
74	Kimco Realty Corp.	2,558
74	Liberty Property Trust	2,460
		12,180
	Road & Rail — 2.2%
361	Hertz Global Holdings, Inc. (a)	3,461
208	Norfolk Southern Corp.	13,054
		16,515
	Semiconductors & Semiconductor Equipment — 0.5%
140	Xilinx, Inc.	3,525

	Software — 1.7%
158	CA, Inc.	3,651
135	Microsoft Corp.	3,711
281	Symantec Corp. (a)	5,435
		12,797
	Specialty Retail — 0.6%
175	Staples, Inc.	4,163

	Thrifts & Mortgage Finance — 3.5%
122	Doral Financial Corp. (a)	1,655
204	Fannie Mae	3,986
906	Freddie Mac	14,856
958	MGIC Investment Corp.	5,853
		26,350
	Total Long-Term Investments (Cost $819,760)	730,301

Short-Term Investment — 3.2%
	Investment Company — 3.2%
23,900	JPMorgan Prime Money Market Fund,
	Institutional Class (b)(c)	23,900
	(Cost $23,900)

	Total Investments — 100.4%
	(Cost $843,660)	754,201

	Liabilities in Excess of Other Assets — (0.4)%	(2,674)

	NET ASSETS — 100.0%	751,527

Percentages indicated are based on net assets.

Notes to Schedule of Portfolio Investments:
(a)  Non-income producing security.
(b)  Investment in affiliate. Money market fund registered under theInvestment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)  All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.
SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2008
(Amounts in thousands)

ASSETS:
Investments in non-affiliates, at value	$730,301
Investments in affiliates, at value	23,900
Total investment securities, at value	754,201
Cash	52
Receivables:
Investment securities sold	59,760
Fund shares sold	1,432
Interest and dividends	1,003
Prepaid expenses and other assets	4
Total Assets	816,452

LIABILITIES:
Payables:
Investment securities purchased	64,058
Fund shares redeemed	382
Accrued liabilities:
Investment advisory fees	262
Business management fees	46
Shareholder servicing fees	70
Distribution fees	55
Other	52
Total Liabilities	64,925
Net Assets	$751,527

SEE NOTES TO FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2008 (continued)
(Amounts in thousands, except per share amounts)

NET ASSETS:
Paid in capital	$883,106
Accumulated undistributed (distributions in excess of) net investment income	7,559
Accumulated net realized gains (losses)	(49,679)
Net unrealized appreciation (depreciation)	(89,459)
Total Net Assets	$751,527

Net Assets:
Class A	$ 66,061
Class B	7,149
Class C	6,347
Institutional Class	671,970
Total	$751,527

Outstanding shares (total authorized capital stock — 500,000 $.01 par value, 52,274 outstanding)
Class A	4,602
Class B	508
Class C	450
Institutional Class	46,714

Net Asset Value:
Class A - Redemption price per share	$ 14.36
Class B - Offering price per share (a)	$ 14.07
Class C - Offering price per share (a)	$ 14.09
Institutional Class - Offering and redemption price per share	$ 14.38
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% - maximum sales charge)]	$ 15.16
Cost of investments in non-affiliates	$819,760
Cost of investments in affiliates	$ 23,900

(a)Redemption price for Class B and Class C Shares varies based upon the length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2008
(Amounts in thousands)

INVESTMENT INCOME:
Dividend income	$ 21,708
Dividend income from affiliates (a)	744
Interest income	— (b)
Total investment income	22,452

EXPENSES:
Investment advisory fees	3,629
Business management fees	1,582
Distribution fees:
Class A	211
Class B	74
Class C	66
Shareholder servicing fees:
Class A	211
Class B	25
Class C	22
Institutional Class	809
Transfer agent fees	242
Auditing and legal fees	40
Custodian and accounting fees	57
Directors’ fees	40
Postage, stationary and supplies	108
Reports to shareholders	17
Registration and prospectus expenses	83
Other	30
Total expenses	7,246
Less amounts waived	(838)
Net expenses	6,408
Net investment income (loss)	16,044

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	(38,115)
Change in net unrealized appreciation (depreciation) of:
Investments	(213,997)
Securities sold short	(29)
Change in net unrealized appreciation (depreciation)	(214,026)
Net realized/unrealized gains (losses)	(252,141)
Change in net assets resulting from operations	$(236,097)

(a)Includes reimbursement of investment advisory and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.
(b)Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Year Ended 6/30/08	Year Ended 6/30/07
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$16,044	$15,322
Net realized gain (loss)	(38,115)	95,321
Change in net unrealized appreciation (depreciation)	(214,026)	84,513
Change in net assets resulting from operations	(236,097)	195,156

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,146)	(1,087)
From net realized gains	(9,122)	(2,056)
Class B
From net investment income	(80)	(95)
From net realized gains	(1,114)	(269)
Class C
From net investment income	(68)	(78)
From net realized gains	(951)	(224)
Institutional Class
From net investment income	(14,218)	(13,559)
From net realized gains	(84,942)	(19,508)
Total distributions to shareholders	(111,641)	(36,876)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	53,306	89,069

NET ASSETS:
Change in net assets	(294,432)	247,349
Beginning of period	1,045,959	798,610
End of period	$751,527	$1,045,959

Accumulated undistributed (distributions in excess of) net investment income	$7,559	$7,536

SEE NOTES TO FINANCIAL STATEMENTS

	Year Ended 6/30/08	Year Ended 6/30/07
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$17,748	$20,373
Dividends and distributions reinvested	9,089	2,766
Cost of shares redeemed	(25,752)	(18,144)
Change in net assets from Class A capital transactions	$1,085	$4,995
Class B
Proceeds from shares issued	$904	$3,172
Dividends and distributions reinvested	1,091	338
Cost of shares redeemed	(3,209)	(2,558)
Change in net assets from Class B capital transactions	$(1,214)	$952
Class C
Proceeds from shares issued	$2,283	$2,605
Dividends and distributions reinvested	790	249
Cost of shares redeemed	(3,892)	(1,846)
Change in net assets from Class C capital transactions	$(819)	$1,008
Institutional Class
Proceeds from shares issued	$158,670	$167,471
Dividends and distributions reinvested	92,500	30,721
Cost of shares redeemed	(196,916)	(116,078)
Change in net assets from Institutional Class capital transactions	$54,254	$82,114

Total change in net assets from capital transactions	$53,306	$89,069

SHARE TRANSACTIONS:
Class A
Issued	951	1,026
Reinvested	529	141
Redeemed	(1,433)	(914)
Change in Class A shares	47	253
Class B
Issued	47	164
Reinvested	65	17
Redeemed	(185)	(131)
Change in Class B shares	(73)	50
Class C
Issued	125	133
Reinvested	47	13
Redeemed	(225)	(96)
Change in Class C shares	(53)	50
Institutional Class
Issued	9,092	8,465
Reinvested	5,363	1,559
Redeemed	(11,098)	(5,822)
Change in Institutional Class shares	3,357	4,202

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED
	Per share operating performance							Ratios/Supplemental data
		Investment operations			Distributions						Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge)(b)(c)	Net assets end of period (000’s)	Net expenses(d)	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (b)
Class A
Year Ended June 30, 2008	$21.32	$0.24	$(4.95)	$(4.71)	$(0.23)	$(2.02)	$(2.25)	$14.36	(23.72)%	$66,061	1.05%	1.41%	1.14%	80%
Year Ended June 30, 2007	17.95	0.25	3.85	4.10	(0.25)	(0.48)	(0.73)	21.32	23.23	97,106	1.07	1.28	1.21	80
January 1, 2006 to June 30, 2006 (e)	17.15	0.13	0.67	0.80	—	—	—	17.95	4.66	77,228	1.10	1.47	1.23	42
Year Ended December 31, 2005	17.00	0.18	0.45	0.63	(0.17)	(0.31)	(0.48)	17.15	3.66	74,797	1.07	1.22	1.17	70
Year Ended December 31, 2004	16.62	0.15	2.70	2.85	(0.15)	(2.32)	(2.47)	17.00	17.14	43,255	1.44	0.88	1.62	41
Year Ended December 31, 2003	15.48	0.10	4.86	4.96	(0.10)	(3.72)	(3.82)	16.62	32.63	39,014	1.41	0.64	1.65	61

Class B
Year Ended June 30, 2008	20.94	0.16	(4.88)	(4.72)	(0.13)	(2.02)	(2.15)	14.07	(24.14)	7,149	1.55	0.90	1.64	80
Year Ended June 30, 2007	17.66	0.15	3.78	3.93	(0.17)	(0.48)	(0.65)	20.94	22.57	12,175	1.57	0.78	1.71	80
January 1, 2006 to June 30, 2006 (e)	16.91	0.08	0.67	0.75	—	—	—	17.66	4.44	9,370	1.60	0.97	1.73	42
Year Ended December 31, 2005	16.77	0.11	0.40	0.51	(0.06)	(0.31)	(0.37)	16.91	3.03	8,233	1.64	0.66	1.73	70
Year Ended December 31, 2004	16.45	0.02	2.64	2.66	(0.02)	(2.32)	(2.34)	16.77	16.14	384	2.26	0.15	2.41	41
Year Ended December 31, 2003	15.40	(0.01)	4.78	4.77	—	(3.72)	(3.72)	16.45	31.56	98	2.14	(0.08)	2.38	61

Class C
Year Ended June 30, 2008	20.97	0.16	(4.89)	(4.73)	(0.13)	(2.02)	(2.15)	14.09	(24.16)	6,347	1.55	0.90	1.64	80
Year Ended June 30, 2007	17.67	0.14	3.80	3.94	(0.16)	(0.16)	(0.64)	20.97	22.64	10,554	1.57	0.78	1.71	80
January 1, 2006 to June 30, 2006 (e)	16.92	0.08	0.67	0.75	—	—	—	17.67	4.43	8,011	1.60	0.97	1.73	42
February 23, 2005 to December 31, 2005 (f)	16.59	0.10	0.59	0.69	(0.05)	(0.05)	(0.36)	16.92	4.16	7,854	1.64	0.67	1.73	70

Institutional Class
Year Ended June 30, 2008	21.36	0.30	(4.96)	(4.66)	(0.30)	(2.02)	(2.32)	14.38	(23.46)	671,970	0.65	1.81	0.74	80
Year Ended June 30, 2007	17.98	0.32	3.87	4.19	(0.33)	(0.48)	(0.81)	21.36	23.75	926,124	0.65	1.70	0.81	80
January 1, 2006 to June 30, 2006 (e)	17.14	0.17	0.67	0.84	—	—	—	17.98	4.90	704,001	0.64	1.93	0.84	42
Year Ended December 31, 2005 (f)	17.00	0.28	0.42	0.70	(0.25)	(0.31)	(0.56)	17.14	4.11	568,515	0.65	1.64	0.84	70

(a)  Annualized for periods less than one year.
(b)  Not annualized for periods less than one year.
(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns from shareholder transactions.
(d)  Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.
(e)  Effective June 30, 2006, the Fund changed its fiscal year end from December 31 to June 30.
(f)  Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008

1. Organization

The JPMorgan Value Opportunities Fund, Inc. (the "Fund") was incorporated in Maryland on May 24, 1985 as The Growth Fund of Washington, Inc. and operated as such through December 30, 2001. On December 31, 2001, the Fund began operating as the JPMorgan Value Opportunities Fund. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified investment company. The Fund’s objective is to provide for long-term capital appreciation. The Fund offers Class A, Class B, Class C and Institutional Class shares. Institutional Class shares and Class C shares were initially offered on December 31, 2004 and February 19, 2005, respectively. Class A shares generally have a front-end sales charge while Class B shares and Class C shares provide for a contingent deferred sales charge ("CDSC"). Institutional Class shares have no sales charge. All classes have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees, and each class has exclusive voting rights with respect to its distribution plans and shareholder servicing agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund is valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Fund’s Board of Directors. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Directors. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Directors. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Directors, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

B. Securities Transactions and Investment Income —  Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

D. Federal Income Taxes — It is the Fund’s policy to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation was effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact on the Fund‘s financial statements.

E. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition — "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

For the fiscal year ended June 30, 2008, undistributed net investment income was decreased by $509,000 and undistributed capital gains was increased by $509,000. The reclassifications relate primarily to investments in real estate investment trusts and wash sales loss deferrals.

G. Recent Accounting Pronouncements — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact that the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the "Adviser") acts as the investment adviser to the Fund. The Adviser is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Adviser supervises the investments of the Fund and for such service is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets. The annual fee rate for the Fund is 0.40%. Prior to March 1, 2007, the annual fee rate was 0.50%.

The Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser voluntarily, and the Shareholder Servicing Agent, as required by law, waive their respective fees in an amount sufficient to offset the fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended June 30, 2008 was approximately $20,000.

B. Business Management Fee — Pursuant to the Business Management Agreement, Washington Management Corporation ("WMC" or "The Business Manager"), a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated ("JLG"), performs various corporate and administrative services and receives a fee accrued daily and paid monthly based on the Fund’s average daily net assets. The annual fee rate for the Fund is 0.175%. For the one-year period ended June 30, 2008, the Business Manager waived fees as outlined in Note 3.F.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the "Distributor"), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Directors has adopted Distribution Plans (the "Distribution Plans") for Class A, Class B and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets of up to 0.25% for Class A and 0.75% for Class B and Class C.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2008, the Distributor received approximately the following amounts: Class A — $211,000, Class B — $74,000 and Class C — $66,000. Sales charges are not an expense of the Fund and, hence, are not reflected in the accompanying Statement of Operations. Johnston, Lemon & Co. Incorporated, a wholly-owned subsidiary of JLG, earned $34,885 on its retail sales of shares of the Fund and Distribution Plan fees.

D. Shareholder Servicing Fees — The Fund has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides support services to shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets at an annual rate of 0.25% for Class A, Class B and Class C Shares and 0.10% for the Institutional Class Shares. The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services. For the one-year period ended June 30, 2008, the Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. No credits were earned during the fiscal year.

F. Waivers and Reimbursements — The Adviser, Business Manager and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses for Class A, Class B, Class C and the Institutional Class Shares (excluding interest, taxes and extraordinary expenses) exceed 1.09%, 1.59%, 1.59%, and 0.65%, respectively, of the average daily net assets for each class. Certain fee waivers made pursuant to that agreement will also have the effect of lowering other Share Class expenses. The contractual expense limitation agreements were in effect for the year ended June 30, 2008. The expense limitation percentages are due to expire October 31, 2009, but may be extended. For the year ended June 30, 2008, the Fund’s service providers contractually waived fees for the Fund as follows: Business Manager — approximately $797,000, Shareholder Servicing Agent — approximately $41,000. None of these parties expect the Fund to repay any such waived fees in future years.

G. Other —  All officers of the Fund and two of its directors are affiliated with the Business Manager and receive no compensation from the Fund for serving in their respective roles.

During the year ended June 30, 2008, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser or Business Manager.

The Fund may use related party broker/dealers. For the year ended June 30, 2008, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser or Business Manager.

4. Investment Transactions

The Fund made purchases of investment securities, other than short-term securities, of approximately $723,635,000 and sales of approximately $754,097,000 during the year ended June 30, 2008. During the year ended June 30, 2008, there were no purchases or sales of U.S. Government securities.

5. Concentration and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide certain indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

From time to time, the Fund’s investment adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

6. Federal Income Tax Matters

The tax character of distributions paid were as follows (amounts in thousands):

For the year ended June 30, 2008
Distributions From Ordinary Income	Distributions From Long-Term Capital Gains	Total Distributions Paid
$80,259	$31,382	$111,641

For the year ended June 30, 2007
Distributions From Ordinary Income	Distributions From Long-Term Capital Gains	Total Distributions Paid
$32,170	$4,706	$36,876

As of June 30, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Currently distributable ordinary income...............................................................................	$ 7,561
Currently distributable long-term capital gains.......................................................................	0
Aggregate cost........................................................................................................	857,094
Gross unrealized appreciation on investments.........................................................................	65,747
Gross unrealized depreciation on investments.........................................................................	(168,640)
Net unrealized depreciation on investments..........................................................................	(102,893)

The Fund had post-October losses totalling $36,246 at June 30, 2008.

The difference between book and tax basis appreciation/(depreciation) on investments is primarily attributed to wash sale loss deferrals.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

JPMorgan Value Opportunities Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Value Opportunities Fund, Inc. (the "Fund") at June 30, 2008, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 14, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2008, and continued to hold your shares at the end of the reporting period, June 30, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$ 832.90	$ 4.79	1.05%
Hypothetical	1,000.00	1,019.64	5.27	1.05
Class B
Actual	1,000.00	830.10	7.05	1.55
Hypothetical	1,000.00	1,017.16	7.77	1.55
Class C
Actual	1,000.00	830.30	7.05	1.55
Hypothetical	1,000.00	1,017.16	7.77	1.55
Institutional Class
Actual	1,000.00	834.10	2.92	0.64
Hypothetical	1,000.00	1,021.68	3.22	0.64

*Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

On February 21, 2008, the Fund’s Board of Directors (the "Board"), including a majority of the Independent Directors, approved the renewal of the Fund’s Investment Advisory Agreement (the "Agreement") with J.P. Morgan Investment Management, Inc. ("JPMIM") for an additional one-year term through March 31, 2009. The Board approved renewal of the Agreement following the recommendation of the Contracts Sub-Committee of the Fund’s Governance Committee (the "Committee"), which is comprised of all of the Fund’s Independent Directors. The Board and Committee determined the Fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interest of the Fund and its shareholders.

1. Review process
During the course of each year, the Independent Directors receive various materials related to the services and portfolio investment results of JPMIM. These materials include reports from the portfolio managers; reports related to the Fund’s portfolio holdings and transactions; reports about investment results and portfolio composition relative to the Fund’s performance benchmark — the Russell 1000 Value Index; and other information relating to JPMIM’s policies and procedures. In addition, in advance of the meetings on February 21, the Independent Directors had requested and evaluated materials from JPMIM and Washington Management Corporation, the Fund’s Business Manager, as well as reports providing comparative data on fund fees, expenses and performance compiled by Lipper Inc. ("Lipper"), an independent provider of mutual fund data. Independent legal counsel also provided a memorandum reviewing the legal standards applicable to the proposed renewal of the Agreement. During the course of the Committee Meeting, the Independent Directors met with representatives of JPMIM and the Business Manager and then in executive session with independent legal counsel and without representatives of JPMIM or the Business Manager present.

2. Materials and Factors Reviewed
The Directors reviewed factors they believed relevant, including, but not limited to: the professional experience and qualifications of JPMIM’s senior management and portfolio management team; the Fund’s investment results — both absolute and relative to the Russell 1000 Value Index, other broad market indexes, and the Lipper Large-Cap Value Funds Index; the performance of other similar funds; fees charged to the Fund by JPMIM; fees charged to other JPMIM funds and clients; advisory fees incurred by other similar funds; fund expense ratio data; the nature, extent and quality of services provided by JPMIM and its affiliates, including distribution, custodial, fund accounting and shareholder services; JPMIM’s brokerage and "soft dollar" policies and the Fund’s portfolio turnover rate; various compliance-related matters; ancillary benefits received by JPMIM and its affiliates as a result of their relationship to the Fund; the profitability of the relationship with the Fund to JPMIM and its affiliates; and the terms of the Agreement.

3.Conclusions
No one factor was considered determinative in the Directors’ decision to approve the Agreement, and the Directors did not necessarily give equal weight to any one specific factor. Based on their review, the Directors concluded that the terms of the Agreement, as well as the fees to be paid under it, are fair and reasonable and that the Agreement should be renewed through March 31, 2009. In reaching that conclusion, the Directors reviewed, as noted above, a variety of factors some of which are discussed below in greater detail:

Nature, Extent and Quality of Services Provided by the Adviser and Investment Performance. The Directors received and considered information regarding the nature, extent and quality of the services provided by JPMIM to the Fund under the Agreement. The Directors took into account information furnished, and the knowledge gained, throughout the year at Board and Committee Meetings, as well as the material furnished specifically in connection with this review. In addition, they considered the overall reputation and capabilities of JPMIM, the depth and quality of the portfolio management team, and JPMIM’s commitment to provide high quality services to the Fund.

The Directors received and considered the Fund’s relative investment results. This information included the Fund’s percentile ranking by total return for one-year (79th), three-year (75th) and five-year (34th) periods, ending December 31, 2007 within the Lipper Large-Cap Funds investment classification. The Directors also considered the Fund’s performance in comparison to the performance results of a much smaller group of similar funds (the "Peer Group") and the Fund’s performance against its benchmark. The Directors reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Peer Group and investment classification.
Advisory Fees and Other Fund Expenses, Costs of Services Provided and Adviser Profitability. The Directors considered the advisory fee paid by the Fund to JPMIM comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper investment classification as the Fund. The Directors also considered the fee waiver and/or expense reimbursement arrangements established for the Fund and the operating expense ratios for each share class after taking waivers and reimbursements into account. The Directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Directors also received and considered information about the advisory fee rates offered to other clients of JPMIM, and where those clients were other mutual funds, the Directors considered the degree to which they were comparable. The Directors noted that the Fund’s actual management fee rate (after waivers) was the lowest in its Peer Group, while the contractual fee rate ranked 5th out of 15 for retail funds and 2nd out of seven for institutional funds in its Peer Group. Management fees for this purpose include fees of JPMIM and the Business Manager combined. Total Fund expenses also compared favorably relative to both the retail and institutional peer groups and expense universe.

JPMIM presented their intention to maintain the contractual investment advisory fee of 0.40% without any changes to services provided under the Agreement. The Directors also noted the potential ancillary benefits that various affiliates of JPMIM may receive by providing other services to the Fund and earning fees for those services (e.g. distribution, shareholder service, custody, fund accounting).

At the request of the Directors, JPMIM provided information regarding the profitability to JPMIM and its affiliates in providing services to the Fund. The Directors recognized that this data is not audited and represents JPMIM’s determination of its revenues from the Fund, less expenses. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by JPMIM. The Directors were also furnished with information related to amounts received by JPMIM affiliates under the Fund’s distribution plans and shareholder service agreement. The Directors took this information into account in concluding that the advisory fees were fair and reasonable.

TAX LETTER
(Unaudited)

Certain tax information for the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax returns for the calendar year ending December 31, 2008 will be sent under separate cover.

During this fiscal year the Fund paid qualified short and long-term capital gain distributions of $64,746,848 and $31,382,073, respectively. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as a result of the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the year ended June 30, 2008, $26,568,654 of the ordinary distributions paid by the Fund is considered qualified dividend income. Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For the purposes of computing this exclusion, 37.10% of the dividends paid by the Fund from net investment income represent qualifying dividends.

DIRECTORS
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund Directors and is available, without charge, upon request, by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.
Name, Age and Position with the Fund	Year First Elected a Director or Officer of the Fund(a)	Principal Occupation(s) During Past 5 Years	Other Directorships Held (b)
Independent Directors
Cyrus A. Ansary, 74 Chairman of the Board (Independent and Non-Executive)	1985	President, Investment Services International Co., LLC (private investment company for various operating entities)	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund
Barbara Hackman Franklin, 68	2007	President and CEO, Barbara Franklin Enterprises (international business and governance consulting); former U.S. Secretary of Commerce	Aetna, Inc; The American Funds Tax-Exempt Series I; The Dow Chemical Company and Washington Mutual Investors Fund
R. Clark Hooper, 61	2005	Private investor; former President, Dumbarton Group LLC (securities industry consulting); former Executive Vice President – Policy and Oversight, NASD	American Funds Group (18 portfolios) and The Swiss Helvetia Fund Inc.
James C. Miller III, 66	2001	Senior Advisor, Husch Blackwell Sanders LLP; former Chairman, The CapAnalysis Group, LLC (economic, financial and regulatory consulting); former Director, U.S. Office of Management and Budget	The American Funds Tax-Exempt Series I; Clean Energy Fuels Corporation and Washington Mutual Investors Fund
Katherine D. Ortega, 73	2003	Former Treasurer of the United States	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund
J. Knox Singleton, 59	2004	President and Chief Executive Officer, INOVA Health System	The American Funds Tax-Exempt Series I; Healthcare Realty Trust, Inc. and Washington Mutual Investors Fund
Interested Directors (c)
James H. Lemon, Jr., 72 Vice Chairman of the Board	1985	Chairman of the Board and Chief Executive Officer, The Johnston-Lemon Group, Incorporated (financial services holding company)	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund
Jeffrey L. Steele, 62 President	1999	President and Director, Washington Management Corporation	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund

(a)Directors and officers of the Fund hold office until their resignation, removal or retirement.
(b)This includes all directorships that are held by each Director as a director of a public company or registered investment company (other than the Fund). No Director serves as a director for any other fund in the JPMorgan Funds family of mutual funds.
(c)"Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund’s Business Manager, Washington Management Corporation.

The address for all Directors and Officers of the Fund is 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005.

OTHER OFFICERS
(Unaudited)
Name, Age and Position with Fund	Year First Elected an Officer of the Fund*	Principal Occupation(s) During Past 5 Years
Michael W. Stockton, 41 Vice President, Treasurer and Assistant Secretary	1993	Senior Vice President, Secretary, Treasurer, and Director, Washington Management Corporation
Stephen Hartwell, 93 Senior Vice President	1985	Chairman, Washington Management Corporation
Lois A. Erhard, 56 Vice President	1987	Vice President, Washington Management Corporation
Jennifer L. Butler, 42 Secretary	2005	Vice President and Assistant Secretary, Washington Management Corporation; former Specialist, Fund Administration, Pacific Investment Management Company
Stephanie L. Pfromer, 40 Assistant Secretary	2007	Vice President and General Counsel, Washington Management Corporation; former Vice President and Senior Counsel, The BISYS Group, Inc.
Ashley L. Shaw,**39 Assistant Secretary	2000	Vice President and Assistant General Counsel, Washington Management Corporation
J. Lanier Frank, 47 Assistant Vice President	1995	Assistant Vice President, Washington Management Corporation
Curt M. Scott, 29 Assistant Treasurer	2007	Assistant Vice President and Assistant Treasurer, Washington Management Corporation; former Financial Analyst, The BISYS Group, Inc.

*Officers of the Fund hold office until their resignation, removal or retirement. **Ashley L. Shaw is the daughter of James H. Lemon, Jr.

 JPMorgan Funds are distributed by JPMorgan Funds Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Fund.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a Fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the Fund before investing. The prospectus contains this and other information about the Fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of the Fund’s proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Directors have delegated the authority to vote proxies for securities owned by the Fund to a designated Fund officer. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. June 2008

AN-VO-608

Item 2 - Code of Ethics

The Registrant has adopted a code of professional standards that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the code.  Such request can be made to the Registrant at 800/972-9274 or to the Secretary of the Registrant, 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005.  The code of professional standards is included as an exhibit to this filing.

Item 3 - Audit Committee Financial Expert

The Registrant’s Board has determined that Katherine D. Ortega, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to her duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such.  Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

Item 4 - Principal Accountant Fees and Services

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's independent registered public accounting firm for the audit of the Registrant's annual financial statements or services that are normally provided by the independent registered public accounting firm in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $30,400 in 2007 and $31,200 in 2008.

(b)  Audit-Related Fees.  There were no audit-related fees for the Registrant during the Reporting Periods.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the independent registered public accounting firm to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Services Affiliates,  which required pre-approval by the Audit Committee were $9,775,000 for the year ended  December 31, 2006 and $9,900,000 for the year ended December 31, 2007.  These fees were for services in connection with the preparation of reports on controls over the administration and processing of transactions (US Statement on Auditing Standards No. 70 (“SAS 70 reports”)).

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the independent registered public accounting firm for tax compliance, tax advice, and tax planning ("Tax Services") were $7,700 in 2007 and $8,000 in 2008.  These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d)  All Other Fees.  There were no other fees billed in the Reporting Periods for products and services provided by the independent registered public accounting firm to the Registrant, or services provided to Service Affiliates which were required to be pre-approved for the fiscal year ended June 30, 2007 or 2008, other than the services reported above.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the independent registered public accounting firm for the Registrant, as well as the independent registered public accounting firm's engagements for non-audit services to Service Affiliates when the engagement relates directly to the operations and financial reporting of the Registrant.  Certain approvals are conditioned upon various factors.  Pre-approval considerations include whether the proposed services are compatible with maintaining the independent registered public accounting firm's independence.  Generally, pre-approvals pursuant to the Policy are considered annually.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to the procedures contained in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X were 100% in 2007 and 100% in 2008.

(f) Not applicable.

(g) Non-Audit Fees.  The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $60.5 million in 2007 and $60.5 million in 2008.

(h) Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved pursuant to the procedures contained in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (not requiring pre-approval) is compatible with maintaining the independent registered public accounting firm's independence.

Item 5 - Audit Committee Disclosure for Listed Companies

Not applicable to this Registrant.

Item 6 – Schedule of Investments

The schedule is included in the report to shareholders filed under Item 1 of this Form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies

Not applicable to this Registrant.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 – Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a Governance Committee comprised solely of persons who are not considered “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940.  The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors.  While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board.  Such suggestions must be sent in writing to the Governance Committee of the Registrant, c/o the Registrant’s Secretary, and should be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Governance Committee.

Item 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3(c) under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

Item 12 - Exhibits

(a)	Code of Ethics subject of the disclosure required by Item 2 is filed as an exhibit hereto.

(b) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Value Opportunities Fund, Inc.

By
/s/ Jeffrey L. Steele, President and
Principal Executive Officer
Date: August 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
/s/ Jeffrey L. Steele, President and
Principal Executive Officer
Date: August 28, 2008

By
/s/ Michael W. Stockton, Vice President, Treasurer and Principal Financial Officer

Date: August 28, 2008